UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

I-80 GOLD CORP.

(Exact name of registrant as specified in its charter)

British Columbia	001-41382	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5190 Neil Road, Suite 460 Reno, Nevada, United States	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 525-6450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On May 26, 2025, i-80 Gold Corp. (the “Company”) completed a previously announced non-brokered private placement (the “Private Placement”) of 22,240,000 units (the “Units”) at a price of US$0.50 per Unit for gross proceeds of US$11,120,000. See the Form 8-K dated May 13, 2025 for additional information.

Consistent with the terms of the Company’s previously announced bought deal public offering (the “Offering”) which closed on May 16, 2025, each Unit is comprised of one common share (a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Common Share at a price of US$0.70 until November 16, 2027. Units were sold to certain directors, officers, and other current individual shareholders of the Company and will be subject to a hold period of six months under applicable U.S. securities laws, as amended, and a hold period of four months plus one day under applicable Canadian securities laws, from the closing date of the Private Placement.

The Private Placement was exempt from registration under Section 4(a)(2) and Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. The Company entered into subscription agreements with each of the investors on May 23, 2025 which contain customary representations and warranties and covenants, including representations that the investor is an “accredited investor” and that the investor is acquiring the Common Shares purchased in the Private Placement for investment only and not with a view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws. The securities may not be offered or sold in the United States absent registration or pursuant to an exemption from the registration requirements of the Securities Act and applicable U.S. state securities laws.

The Warrants are governed by the terms of a warrant indenture between the Company and TSX Trust Company, as warrant agent, which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On May 26, 2025, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant Indenture (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2025)

99.1	News Release, dated May 26, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025

i-80 GOLD CORP.

By:	/s/ Ryan Snow
Name:	Ryan Snow
Title:	Chief Financial Officer